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                         NATIONS INSTITUTIONAL RESERVES

                       Supplement dated December 17, 1998
                     to Prospectuses dated September 1, 1998

      The prospectuses for the Capital Class, Adviser Class, Market Class and Liquidity Class Shares of the funds of Nations Institutional Reserves are hereby supplemented by deleting the paragraphs referencing the services of Stephens Inc. as administrator and First Data Investor Services Group, Inc. as co-administrator under the heading "How The Funds Are Managed--Other Service Providers" and inserting the following:

            Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as administrator of the Funds. On December 1, 1998, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangements, which will become effective on a Fund by Fund basis during the fourth quarter of 1998, Stephens and NBAI provide various administrative, accounting and corporate secretarial services to the Funds. Stephens and NBAI shall be entitled to receive a combined fee at the annual rate of .10% (which is the same contractual rate as the prior arrangements) of each Fund's average daily net assets, as well as certain out-of-pocket expenses.

            Effective at the same time as each Fund's new co-administration arrangements, The Bank of New York ("BNY") will begin serving as sub-administrator for the Fund. Under the sub-administration arrangements, BNY assists NBAI and Stephens in performing certain administrative and accounting services.